SHARE EXCHANGE AGREEMENT - Amendment No. 1

THIS 1ST AMENDMENT TO THAT CERTAIN SHARE EXCHANGE AGREEMENT dated January ____, 2008 (this "**Amendment**" and the "Agreement", respectively) is effective as of the __ day of April, 2008 (the "**Effective Date**"), by and among Emvelco Inc., a company incorporated under the laws of the State of Delaware, United States of America (the "**Seller**" and/or a "**Party**") and Trafalgar Capital Specialized Investment Fund, an investment fund registered in Luxembourg as represented by its general partner, Trafalgar Capital Sarl, a corporation incorporated under the laws of Luxembourg (the "**Purchaser**" and/or a "**Party**"), and collectively shall be called (the "**Parties**").

WITNESSETH:

WHEREAS, the Parties entered into the Agreement, but due to the fact that the Israeli Securities Authority ("**ISA**") delayed and prevented the timely issuance of certain of the Implementation Shares under the CEF (as defined in the Agreement) wish to amend it as set forth hereinbelow;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1. Notwithstanding any of the provisions of the Agreement, which shall remain in full force and effect, the Parties agree that the Agreement shall not apply to 69,375,000 of the Implementation Shares issuable by the Company to Purchaser and/or ATW under the CEF and which are covered by the Company's notice to the TASE dated April 1, 2008.

2. All defined terms in this Amendment shall have the meaning ascribed to them in the Agreement.

3. It is clarified that nothing herein shall be deemed as an acceptance by either Party of the position expressed by the ISA regarding the transactions contemplated by the Agreement.

4. It is further agreed and clarified that except as expressly stated herein, nothing herein shall be deemed as a waiver by either Party of any right it may have under the CEF, the Agreement or any general right or privilege under any applicable law or contract.

5. Except as set forth herein, the Agreement shall continue to govern the relationship of the Parties with respect to the transactions contemplated in the Agreement.

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IN WITNESS WHEREOF, each of the Parties has signed this Share Exchange Agreement as of the date first hereinabove set forth.

The Purchaser:

TRAFALGAR CAPITAL SPECIALIZED INVESTMENT FUND

Acting by its general partner
TRAFALGAR CAPITAL SARL

By: ______________________

ROBERT PRESS
DIRECTOR

The Seller:

EMVELCO INC.

By: ______________________ 4/29/08